Filed Pursuant to Rule 497(e)
1933 Act File No. 333-168040
1940 Act File No. 811-22436

EntrepreneurShares Series TrustTM

Entrepreneur U.S. All Cap FundTM
Retail Class IMPRX / Institutional Class IMPAX

June 29, 2017

Supplement to Prospectus and Statement of Additional Information
Each dated November 1, 2016, as supplemented to date

Fund Name Change Entrepreneur U.S. All Cap FundTM

Effective on June 29, 2017, the name of the Entrepreneur U.S. All Cap Fund will change to Entrepreneur U.S. Small Cap Fund, and all references in the Prospectus and Statement of Additional Information are hereby changed to the new name.  The Fund’s investment objective and principal investment strategies remain the same, except that the Fund previously had the flexibility to invest approximately 10% - 40% of its assets in equity securities of large capitalization companies and approximately 60% - 90% of its assets in equity securities of small or mid capitalization companies domiciled or headquartered within the United States, or whose primary business activities or principal trading markets are located within the United States, but going forward the Fund will invest at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of small capitalization companies domiciled or headquartered within the United States, or whose primary business activities or principal trading markets are located within the United States.  Small capitalization companies are companies with market capitalizations that are above $300 million at the time of initial purchase.

Closing of Retail Class Shares of Entrepreneur U.S. All Cap FundTM

The Board of Trustees of EntrepreneurShares Series Trust, based on the recommendation of Capital Impact Advisors, LLC, the investment adviser to the Entrepreneur U.S. All Cap Fund, has approved closing the Retail Class shares of the Fund as of the close of business on July 31, 2017.  Accordingly, as of June 30, 2017, the Fund will no longer offer Retail Class shares as a class of the Fund, and effective at market close on Friday, June 30, 2017, the Fund will cease accepting purchase orders from new or existing investors.

On July 31, 2017, the Fund will liquidate its Retail Class shares.  Liquidation proceeds will be paid in cash for the redeemed Retail Class shares at their net asset value.  Prior to the liquidation, shareholders of the Retail Class may redeem or convert those shares as described in the Fund’s Prospectus.  Please see the Fund’s prospectus for detailed information about the fees and expenses associated with the Institutional Class shares.

Redemptions of shares (including redemptions caused by liquidation) are generally taxable.  Shareholders should consult their personal tax adviser concerning their particular tax situation.

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The date of this Supplement is June 29, 2017.

Please retain this Supplement for future reference.